EXHIBIT 3.11

                            CERTIFICATE OF AMENDMENT

                               SEPTEMBER 24, 1993

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                                                         CORPORATE ACCESS NUMBER
                                                                        20560582



                                     Alberta
                            BUSINESS CORPORATIONS ACT


                                   CERTIFICATE
                                       OF
                                    AMENDMENT

DURGA RESOURCES LTD.
CHANGED ITS NAME TO LEADER MINING CORPORATION ON
SEPTEMBER 24,1993.


                                                 /s/___________________________
                                                     Registrar of Corporations



CCA-06-102 (Rev. 11/91)